Exhibit 10.19

EXECUTION VERSION

THIRD AMENDMENT dated as of February 8, 2013 (this “Amendment”), to the CREDIT AGREEMENT dated as of September 14, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among GFI SOFTWARE S.A. (formerly known as GFI SOFTWARE S.À R.L.), a société anonyme having its registered office at 7A, rue Robert Stümper, L - 2557 Luxembourg, registered with the Luxembourg register of trade and companies under number B147127 (“Holdings”), TV GFI HOLDING COMPANY S.À R.L., a société à responsabilité limitée having its registered office at 7A, rue Robert Stümper, L - 2557 Luxembourg, registered with the Luxembourg register of trade and companies under number B156413 (the “Borrower”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

WHEREAS, Holdings and the Borrower have requested that the Lenders agree to amend Section 2.11(d) of the Credit Agreement to modify the Leverage Ratio levels on the basis of which the percentage of the Borrower’s Excess Cash Flow required to be used to prepay Term Loans is determined;

WHEREAS, Holdings and the Borrower have also requested that the Lenders agree to amend Sections 2.13, 2.14 and 2.12(b) of the Credit Agreement to reduce (a) the applicable interest rate margins with respect to ABR Borrowings and Eurocurrency Borrowings, (b) the applicable margin with respect to an “alternate rate of interest” calculation and (c) the participation fees with respect to Revolving Lenders’ LC Exposures, respectively;

WHEREAS, Holdings and the Borrower have agreed that Sections 2.11(h) and 2.19(b) of the Credit Agreement be amended to add a “soft call” premium to prepayments of any Term Borrowing on or prior to the date that is six months following the Amendment Effective Date (as defined below); and

WHEREAS, the Administrative Agent, the Issuing Bank, the Swingline Lender and each other Lender are willing to agree to such amendments on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendment. (a) Section 2.11(d) of the Credit Agreement is hereby amended as follows:

(i) subclause (A)(x) thereof is deleted in its entirety and replaced with: “(x) 50% (or, if the Leverage Ratio as of the last day of such period or fiscal year shall have been equal to or less than 2.75 to 1.00, 25%) of Excess Cash Flow for such period or fiscal year and”; and

(ii) “1.00 to 1.00” enumerated in such Section is deleted and replaced with “1.50 to 1.00”.

(b) Section 2.13 of the Credit Agreement is hereby amended as follows:

(i) “5.75” enumerated in clause (a) thereof is deleted and replaced with “4.25”; and

(ii) “6.75” enumerated in clause (b) thereof is deleted and replaced with “5.25”.

(c) Sections 2.12(b) and 2.14 of the Credit Agreement are hereby amended by deleting “6.75” enumerated in such sections and replacing it with “5.25”.

(d) Section 2.11(h) of the Credit Agreement is hereby amended by deleting each reference therein to “nine” and “Effective Date” and replacing such terms with “six” and “February 8, 2013”, respectively.

(e) Clause (iv) of Section 2.19(b) of the Credit Agreement is hereby amended by deleting each reference therein to “nine” and “Effective Date” and replacing such terms with “six” and “February 8, 2013”, respectively.

SECTION 3. Representations and Warranties. Holdings and the Borrower hereby represent and warrant to the Lenders and the Administrative Agent that, after giving effect to the amendments provided for herein:

(a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct (i) in the case of the representations qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Amendment Effective Date, with the same effect as if made on and as of such date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty was so true and correct on and as of such prior date.

(b) As of the Amendment Effective Date, no Default or Event of Default will have occurred and be continuing.

SECTION 4. Effectiveness. (a) This Amendment shall become effective on the first date (the “Amendment Effective Date”) on which each of the following conditions is satisfied:

(i) The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of

Holdings, the Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender and each other Lender.

(ii) The Administrative Agent shall have received payment from the Borrower, for the account of each Lender that executes and delivers a counterpart signature page to this Amendment at or prior to 2:00 p.m., New York City time, on February 8, 2013, an amendment fee (the “Amendment Fee”) in an aggregate amount equal to 0.50% of the aggregate principal amount of the Term Loans and Revolving Commitments (whether used or unused) of such Lender outstanding on the Amendment Effective Date. The Amendment Fee shall be payable in immediately available funds and, once paid, such Amendment Fee or any part thereof shall not be refundable.

(iii) The Administrative Agent shall have received payment, in immediately available funds, from the Borrower of all expenses required to be reimbursed or paid by the Borrower pursuant to the Credit Agreement or Section 8 hereof.

SECTION 5. Effect of Amendment and Restatement; No Novation. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement and the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect (it being understood and agreed that all interest and fees accruing under the Credit Agreement in respect of periods prior to the Amendment Effective Date will accrue at the rates specified in the Credit Agreement prior to its amendment by this Amendment and be payable at the times provided in the Credit Agreement). Nothing herein shall be deemed to entitle Holdings or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended hereby in similar or different circumstances.

(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference in any other Loan Document to the “Credit Agreement”, shall be deemed to be a reference to the Credit Agreement as amended hereby.

SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8. Expenses. Holdings and the Borrower agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

SIGNATURE PAGE TO

THE THIRD AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

GFI SOFTWARE S.A.,

by:	/s/ Paul Goodridge
	Name:	Paul Goodridge
	Title:	Director

by:	/s/ Ingo Bednarz
	Name:	Ingo Bednarz
	Title:	Director

TV GFI HOLDING COMPANY S.À R.L.,

by:	/s/ Walter Scott
	Name:	Walter Scott
	Title:	Class A Manager

by:	/s/ Paul Goodridge
	Name:	Paul Goodridge
	Title:	Class A Manager

by:	/s/ Ingo Bednarz
	Name:	Ingo Bednarz
	Title:	Class B Manager

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Swingline Lender and Issuing Bank,

by:	/s/ Justin Kelley
	Name:	Justin Kelley
	Title:	Vice President

[Signature Page to the Third Amendment]

SIGNATURE PAGE TO

THE THIRD AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution:	J.P. Morgan Europe Limited

	by	/s/ Altan Kayaalp
	Name:	Altan Kayaalp
	Title:	Executive Director

[Signature Page to Third Amendment]

SIGNATURE PAGE TO

THE THIRD AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution:	JEFFERIES FINANCE LLC

	By	/s/ E. Joseph Hess
	Name:	E. Joseph Hess
	Title:	Managing Director

Name of Institution:	JFIN CLO 2012 LTD

	By	JEFFERIES FINANCE LLC, as Portfolio Manager

	By	/s/ E. Joseph Hess
	Name:	E. Joseph Hess
	Title:	Managing Director

Name of Institution:	JFIN FUND III LLC

	By	/s/ E. Joseph Hess
	Name:	E. Joseph Hess
	Title:	Managing Director

Name of Institution:	JFIN CAPITAL LLC

	By	/s/ E. Joseph Hess
	Name:	E. Joseph Hess
	Title:	Managing Director

SIGNATURE PAGE TO

THE THIRD AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution: GoldenTree Capital Solutions Fund Financing

By: GoldenTree Asset Management, LP

/s/ Karen Weber
Name:	Karen Weber
Title:	Director, Bank Debt

SIGNATURE PAGE TO

THE THIRD AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution: GoldenTree Capital Solutions Offshore Fund Financing

By: GoldenTree Asset Management, LP

/s/ Karen Weber
Name:	Karen Weber
Title:	Director, Bank Debt

SIGNATURE PAGE TO

THE THIRD AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution: GoldenTree Loan Opportunities III, Ltd.

By: GoldenTree Asset Management, LP

/s/ Karen Weber
Name:	Karen Weber
Title:	Director, Bank Debt

SIGNATURE PAGE TO

THE THIRD AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution: GoldenTree Loan Opportunities IV, Ltd.

By: GoldenTree Asset Management, LP

/s/ Karen Weber
Name:	Karen Weber
Title:	Director, Bank Debt

SIGNATURE PAGE TO

THE THIRD AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution: GoldenTree Loan Opportunities V, Ltd.

By: GoldenTree Asset Management, LP

/s/ Karen Weber
Name:	Karen Weber
Title:	Director, Bank Debt

SIGNATURE PAGE TO

THE THIRD AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution: SC PRO Loan II Limited

By: GoldenTree Asset Management, LP

/s/ Karen Weber
Name:	Karen Weber
Title:	Director, Bank Debt

SIGNATURE PAGE TO

THE THIRD AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution: Swiss Capital Pro Loan III PLC

By: GoldenTree Asset Management, LP

/s/ Karen Weber
Name:	Karen Weber
Title:	Director, Bank Debt

SIGNATURE PAGE TO

THE THIRD AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution: The University of Chicago

By: GoldenTree Asset Management, LP

/s/ Karen Weber
Name:	Karen Weber
Title:	Director, Bank Debt

SIGNATURE PAGE TO

THE THIRD AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution: Bank of Montreal, London Branch

by	/s/ A.L. Ebdon
Name:	A.L. Ebdon
Title:	M. D.

For any Lender requiring a second signature block:

by	/s/ Lisa Rodriguez
Name:	Lisa Rodriguez
Title:	Associate General Counsel BMO Capital Markets

[Signature Page to Third Amendment]

SIGNATURE PAGE TO

THE THIRD AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

CREDIT SUISSE AG, Cayman Islands Branch

by	/s/ Chris Day
Name:	Chris Day
Title:	Vice President

by	/s/ Wei-Jen Yuan
Name:	Wei-Jen Yuan
Title:	Associate

SIGNATURE PAGE TO

THE THIRD AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution: Silicon Valley Bank

by	/s/ Philip T. Silvia III
Name:	Philip T. Silvia III
Title:	Vice President

For any Lender requiring a second signature block:

by
Name:
Title: